Supplement dated February 3, 1997 to GIT Income Trust
Prospectus dated July 31, 1996

As of the date of this supplement, the individuals primarily responsible for the day-to-day management of the Trust's portfolios have been reduced from three to two, Chris Berberet and Jay R. Sekelsky. (See the section entitled "Management of the Trust" in the prospectus.)